UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 29, 2006

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                           1-5439                13-1953103
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(State or Other Jurisdiction       (Commission File Number)    (IRS Employer
      of Incorporation)                                      Identification No.)

726 Reckson Plaza, P. O. Box 9357, Uniondale, New York              11553-9357
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         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

Del Laboratories, Inc. (the "Company"), announced on March 29, 2006 that the Company will hold an analyst telephone call on March 31, 2006 to discuss its financial results for the fourth quarter and year end 2005, and recent developments.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

( C )    Exhibits

99.1     Press release dated March 29, 2006 issued by Del Laboratories, Inc.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEL LABORATORIES, INC.
                                         BY: /S/ JOSEPH SINICROPI
                                             --------------------
                                         Joseph Sinicropi
                                         Executive Vice President and
                                         Chief Financial Officer

Date: March 29, 2006